                            CERTIFICATE OF INCORPORATION

                                         OF

                          NEDERLANDER OF CONNECTICUT, INC.

            The undersigned, as incorporator under the Stock Corporation Act of the State of Connecticut, certifies as follows:

            FIRST. The name of the corporation is Nederlander of Connecticut, Inc.

            SECOND. The purpose of the corporation is to engage in any lawful act or activity for which corporations may be formed under the Stock Corporation Act of the State of Connecticut.

            THIRD. The designation of each class of shares, the authorized number of shares of each such class and the par value of each share thereof, are as follows:

            The corporation shall have one (1) class of stock designated as Common Stock and consisting of Twenty Thousand (20,000) authorized shares. Each share of common stock shall be without par value.

            FOURTH. The terms, limitations and relative rights and preferences of each class of shares and series thereof, or an express grant of authority to the board of directors pursuant to Section 33-341(b) of the Connecticut Stock Corporation Act are as follows:

            None

            FIFTH. The minimum amount of stated capital with which the corporation shall commence business is One Thousand Dollars ($1,000.00).

            SIXTH. The duration of this corporation is unlimited.

            SEVENTH. The personal liability for a director to the corporation or its shareholders for monetary damages for breach of duty as a director shall be limited to an amount equal to the amount of compensation received by the director for serving the corporation during the calendar year in which the violation occurred (and if the director received no such compensation from the corporation during the calendar year of the violation, such director shall have no liability to the corporation or its shareholders for breach of duty) if such breach did not:

            (A) involve a knowing and culpable violation of law by the director

            (B)   enable the director or an Associate, as defined in subdivision
                  (3) of Section 33-374d of the Connecticut Stock Corporation Act as in effect at the time of the violation, to receive an improper personal economic gain;

            (C) show a lack of good faith and a conscious disregard for the duty of the director to the corporation under the circumstances in which the director was aware that his conduct or omission created an unjustifiable risk of serious injury to the corporation:

            (D) constitute a sustained and unexecuted pattern of inattention that amounted to an abdication of the director's duty to the corporation; or

            (E) create liability under Section 33-321 of the Connecticut Stock Corporation Act as in effect at the time of the violation.

            Any repeal or modification of this Article Seventh shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

            Nothing contained in this Article Seventh shall be construed to deny the directors of the corporation any of the benefits provided by subsection (e) of Section 33-313 of the Connecticut Stock Corporation Act, as in effect at the time of the violation.

Dated at New York, New York, this 11th day of October, 1993.

            I hereby declare, under the penalties of false statement, that the statement made in the foregoing certificate are true.

                                                    /s/ Alan S. Cohen
                                                    -------------------
                                                      Alan S. Cohen
                                                      Incorporator

APPOINTMENT OF STATUTORY AGENT FOR SERVICE
DOMESTIC CORPORATION
61-6 Rev. 6/88

                             Secretary of the State

                              State of Connecticut


Name of Corporation: Nederlander of Connecticut. Inc.                                  Complete All Blanks

----------------------------------------------------------------------------------------------------------
        The above corporation appoints as its statutory agent for service, one of the following:
----------------------------------------------------------------------------------------------------------
Name of Natural Persons Who is Resident of Connecticut       Business Address                     Zip Code

                                                             Residence Address                    Zip Code

----------------------------------------------------------------------------------------------------------
Name of Connecticut Corporation                              Address of Principal Office in Conn. (If
                                                             none, enter address of appointee's
                                                             statutory agent for service)

----------------------------------------------------------------------------------------------------------
Name of Corporation                                          Address of Principal Office in Conn.
(Not organized under the Laws of Conn.*)                     (If none, enter "Secretary of the State of
                                                             Conn.")
The Prentice-Hall Corporation System, Inc.                   30 High Street
                                                             Hartford, Connecticut 06103
----------------------------------------------------------------------------------------------------------
  * Which has procured a Certificate of Authority to transact business or conduct affairs in this state.
----------------------------------------------------------------------------------------------------------
                                               AUTHORIZATION
----------------------------------------------------------------------------------------------------------
                       Name of Incorporator (Print or Type)        Signed (Incorporator)        Date
Original Appointment
  (Must be Signed      Alan S. Cohen                               /s/ Alan S. Cohen      October 11, 1993
  by a majority of     -----------------------------------------------------------------------------------
   Incorporators)      Name of Incorporator (Print or Type)        Signed (Incorporator)


                       -----------------------------------------------------------------------------------
                       Name of Incorporator (Print or Type)        Signed (Incorporator)


----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Subsequent Appointment Name of President, Vice President or Secretary                       Date


                       -----------------------------------------------------------------------------------
                       Signed (President, or Vice President or Secretary)


                       -----------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Acceptance: Name of Statutory Agent for Service (Print or Type)       Signed (Statutory Agent for Service)

The Prentice-Hall Corporation System, Inc.                            By: /s/ Jamie Hall
By: Jamie Hall, Assistant Secretary
----------------------------------------------------------------------------------------------------------
For Official Use Only                 Rec; CC:

                                      --------------------------------------------------------------------

                                      --------------------------------------------------------------------

                                      --------------------------------------------------------------------
                                      Please provide filer's name and complete address for mailing receipt

                            CERTIFICATE OF AMENDMENT
                               STOCK CORPORATION
                      Office of the Secretary of the State

                                                                       1-97
--------------------------------------------------------------------------------
                              Space
                                      FILING #0001702516 PG 01 0F 02 VOL B-00115
                                         FILED 03/07/1997 11:21 AM PAGE 01482
                                                SECRETARY OF THE STATE
                                          CONNECTICUT SECRETARY OF THE STATE

--------------------------------------------------------------------------------
1.  NAME OF CORPORATION:

    Nederlander of Connecticut, Inc.
--------------------------------------------------------------------------------
2.  THE CERTIFICATE OF INCORPORATION IS (check A., B. or C.):

X   A. AMENDED

    B. AMENDED AND RESTATED.

    C. RESTATED.
--------------------------------------------------------------------------------

3.  TEXT OF EACH AMENDMENT RESTATEMENT:

       FIRST The name of the corporation is NOC, Inc.

    (Please reference an 8 1/2 X 11 attachment if additional space is needed)
--------------------------------------------------------------------------------

                                                                    1-97
--------------------------------------------------------------------------------
                             Space

                                      FILING #0001702516 PG 02 OF 02 VOL B-00115
                                         FILED 03/07/1997 11:21 AM PAGE 01483
                                                 SECRETARY OF THE STATE
                                          CONNECTICUT SECRETARY OF THE STATE

================================================================================
4.  VOTE INFORMATION (check A., B. or C.)

X   A.  The resolution was approved by shareholders as follows:

        (set forth all voting information required by Conn. Gen. Stat. section 33-800 as amended in the space provided below)

Designation: Class A Common Stock (the sole class of stock entitled to vote)

Number of outstanding shares: 300

Number of votes entitled to be cast: 300

Number of votes represented at the meeting: 300 (action was taken by unanimous written consent)

Total number of undisputed votes cast for the amendment: 300

The number cast for the amendment was sufficient for approval.

--------------------------------------------------------------------------------

      B. The amendment was adopted by the board of directors without shareholders action. No shareholder vote was required for adoption.

      C. The amendment was adopted by the incorporators without shareholder action. No shareholder vote was required for adoption.

--------------------------------------------------------------------------------
                                 5. EXECTUTION
--------------------------------------------------------------------------------
                     Dated this 28th day of February, 1997
--------------------------------------------------------------------------------
Robert E. Nederlander            President             /s/ Robert E. Nederlander
--------------------------------------------------------------------------------
Print or type name of signatory      Capacity of signatory       Signature
--------------------------------------------------------------------------------

                                     FILING #0001705193 PG 01 OF 193 VOL B-00116
                                         FILED 03/20/1997 03:00 PM PAGE 03367
                                                SECRETARY OF THE STATE
                                          CONNECTICUT SECRETARY OF THE STATE

                             CERTIFICATE OF MERGER
                                       of
                             NOC-ACQUISITION CORP.
                                 with and into
                                   NOC, INC.

            1. Attached hereto as Exhibit A is the Agreement of Merger by and among NOC Acquisition Corp. (the "Terminating Corporation"), NOC, INC., formerly known as Nederlander of Connecticut, Inc., (the "Surviving Corporation"), each a Connecticut corporation, and the other parties signatory thereto, together with the Amendment of Agreement of Merger and the Second Amendment of Agreement of Merger.

            2. The Plan has been approved and adopted by the shareholders of each of the Terminating Corporation and the Surviving Corporation in accordance with Section 33-817 of the Connecticut Business Corporations Act (the "Act") in the following manner:

                   Terminating Corporation
                   -----------------------

      Outstanding Shares (all Common)         1,000
      Number of Votes Entitled to be Cast     1,000
      Vote Required for Adoption                667
      Vote Favoring Adoption                  1,000

                   Surviving Corporation
                   ---------------------

      Outstanding Shares - Class A Common       300
      Outstanding Shares - Class B Common       700
      Number of Votes Entitled to be Cast     1,000
      Vote Required for Adoption                667
      Vote Favoring Adoption                  1,000

                                     FILING #0001705193 PG 02 OF 193 VOL B-00116
                                         FILED 03/20/1997 03:00 PM PAGE 03368
                                                 SECRETARY OF THE STATE
                                          CONNECTICUT SECRETARY OF THE STATE

            IN WITNESS WHEREOF, the parties hereto have caused this Certificate of Merger to be executed as of the 19th day of March, 1997.

                                         NOC, INC., formerly known as
                                         Nederlander of Connecticut, Inc.

                                         By /s/ Robert E. Nederlander
                                            --------------------------------
                                            Name: Robert E. Nederlander
                                            Title: President

                                         NOC-ACQUISITION CORP.

                                         By

                                           Name:
                                           Title:

                                     FILING #0001705193 PG 03 OF 193 VOL B-00116
                                         FILED 03/20/1997 03:00 PM PAGE 03369
                                                 SECRETARY OF THE STATE
                                          CONNECTICUT SECRETARY OF THE STATE

            IN WITNESS WHEREOF, the parties hereto have caused this Certificate of Merger to be executed as of the 19th day of March, 1997.

                                         NOC, INC., formerly known as
                                         Nederlander of Connecticut, Inc.


                                         By

                                           Name:
                                           Title:


                                         By /s/ Howard J. Tytel
                                            --------------------------------
                                            Name: Howard J. Tytel
                                            Title: Executive Vice President

                            CERTIFICATE OF AMENDMENT
                               STOCK CORPORATION
                      Office of the Secretary of the State

                                                                       1-97
--------------------------------------------------------------------------------
                              Space
                                       FILING #0001702516 PG 01 0F02 VOL B-00115
                                         FILED 03/07/1997 11:21 AM PAGE 01482
                                                SECRETARY OF THE STATE
                                          CONNECTICUT SECRETARY OF THE STATE

================================================================================
1.  NAME OF CORPORATION:

    Nederlander of Connecticut, Inc.
--------------------------------------------------------------------------------
2.  THE CERTIFICATE OF INCORPORATION IS (check A., B. or C.):

X   A. AMENDED

    B. AMENDED AND RESTATED.

    C. RESTATED.
--------------------------------------------------------------------------------
3.  TEXT OF EACH AMENDMENT/RESTATEMENT:

       FIRST The name of the corporation is NOC, Inc.

    (Please reference an 8 1/2 X 11 attachment if additional space is needed)
--------------------------------------------------------------------------------

L 1241                                0710     160311A002 l0/27/93RH37010  75.00
                                               A282335A004 1l/16/93RH37100 25.00
                                               160311A002 l0/27/93RH37100  25.00


                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                        NEDERLANDER OF CONNECTICUT, INC.

            Pursuant to Section 33-360 of the Stock Corporation Act
                          of the State of Connecticut

      The undersigned, the sole incorporator of Nederlander of Connecticut, Inc., a Connecticut corporation (the "Corporation"), hereby certifies as follows:

      1. The name of the corporation is Nederlander of Connecticut, Inc.

      2. The Certificate of Incorporation of the Corporation was filed in the office of the Secretary of the State of Connecticut on October 12, 1993.

      3. Article Third of the Certificate of Incorporation is amended to read in its entirety as follows:

                  "THIRD. The designation of each class of shares, the
            authorized number of shares of each such class and the par value of each share thereof, are as follows:

            "(a) The corporation shall have the authority to issue 20,000 shares, consisting of 10,000 shares of class A common stock, each of which shall be without par value, and 10,000 shares of class B common stock, each of which shall be without par value.

            "(b) Each shares of class A common stock and class B common stock shall be identical in all respects, except as follows:

                  "(i) Except as required by the law of the state of
            Connecticut, the shares of class B common stock shall not be entitled to vote upon or participate in any action taken by the corporation or its shareholders or be entitled to notice of any meeting of shareholders, and the entire voting power for the election of directors and for all other purposes shall be vested exclusively in the holders of class A common stock."

VOL 1241                             0711


      4. This corporation has not received any payment for any shares of its stock nor are there any subscribers for such shares. This amendment was duly adopted in accordance with the provisions of section 33-360(b)(1) of the Stock Corporation Act of the State of Connecticut.

Dated: October 26, 1993

I being the Sole Incorporator hereby declare, under the penalties of false statement, that the statements made in the foregoing Certificate are true.

                                      /s/ Alan S. Cohen
                                      ---------------------------------
                                      Alan S. Cohen, Sole Incorporator


                                       2